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                                   EXHIBIT 21
                                   ----------
                         Subsidiaries of the Registrant
                                      as of
                                October 31, 2002

    A.  Wholly-owned Subsidiaries.

1.  Amwell Chase, Inc., a Delaware corporation.
2.  BBCC Investments, Inc., a Pennsylvania corporation.
3.  Brentwood Investments I, Inc., a Tennessee corporation.
4.  Bunker Hill Estates, Inc., a Delaware corporation.
5.  Chesterbrooke, Inc., a Delaware corporation.
6.  Connecticut Land Corp., a Delaware corporation.
7.  Daylesford Development Corp., a Delaware corporation.
8.  Eastern States Engineering, Inc., a Delaware corporation.
9.  Edmunds-Toll Construction Company, an Arizona corporation.
10. Fairway Valley, Inc., a Delaware corporation.
11. First Brandywine Finance Corp., a Delaware corporation.
12. First Brandywine Investment Corp. II, a Delaware corporation.
13. First Brandywine Investment Corp. III, a Delaware corporation.
14. First Huntingdon Finance Corp., a Delaware corporation.
15. Franklin Farms G.P., Inc., a Delaware corporation.
16. Frenchman's Reserve Country Club, Inc., a Florida non-profit corporation.
17. HQZ Acquisitions, Inc., a Michigan corporation.
18. MA Limited Land Corporation, a Delaware corporation.
19. Maple Point, Inc., a Delaware corporation.
20. Maryland Limited Land Corporation, a Delaware corporation.
21. Mizner Country Club, Inc., a Florida non-profit corporation.
22. Philmont Insurance Company, a Vermont corporation.
23. Polekoff Farm, Inc., a Pennsylvania corporation.
24. Silverman Development Company, Inc., a Michigan corporation.
25. SH Homes Corporation, a Michigan corporation.
26. SI Investment Corporation, a Michigan corporation.
27. Springfield Chase, Inc., a Delaware corporation.
28. Stewarts Crossing, Inc., a Delaware corporation.
29. Tampa Realty Associates, Inc., a Florida corporation.
30. TB Proprietary Corp., a Delaware corporation.
31. TB Proprietary LP, Inc., a Delaware corporation
32. Tenby Hunt, Inc., a Delaware corporation.
33. The Silverman Building Companies, Inc., a Michigan corporation.
34. The Silverman Construction Company, a Michigan corporation.
35. Toll AZ GP Corp., a Delaware corporation.
36. Toll Bros., Inc., a Delaware corporation.
37. Toll Bros., Inc., a Pennsylvania corporation.
38. Toll Bros., Inc., a Texas corporation.
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39. Toll Bros. of Arizona, Inc., an Arizona corporation.
40. Toll Bros. of North Carolina, Inc., a North Carolina corporation.
41. Toll Bros. of North Carolina II, Inc., a North Carolina corporation.
42. Toll Bros. of North Carolina III, Inc., a North Carolina corporation.
43. Toll Bros. of Tennessee, Inc., a Delaware corporation.
44. Toll Brothers Real Estate, Inc., a Pennsylvania corporation.
45. Toll CA GP Corp., a California corporation.
46. Toll CO GP Corp., a Colorado corporation.
47. Toll Corp., a Delaware corporation.
48. Toll Finance Corp., a Delaware corporation.
49. Toll FL GP Corp., a Florida corporation.
50. Toll Holdings, Inc., a Delaware corporation.
51. Toll IL GP Corp., an Illinois corporation.
52. Toll Land Corp. No. 6, a Pennsylvania corporation.
53. Toll Land Corp. No. 10, a Delaware corporation.
54. Toll Land Corp. No. 20, a Delaware corporation.
55. Toll Land Corp. No. 43, a Delaware corporation.
56. Toll Land Corp. No. 45, a Delaware corporation.
57. Toll Land Corp. No. 46, a Delaware corporation.
58. Toll Land Corp. No. 47, a Delaware corporation.
59. Toll Land Corp. No. 48, a Delaware corporation.
60. Toll Land Corp. No. 49, a Delaware corporation.
61. Toll Land Corp. No. 50, a Delaware corporation.
62. Toll Land Corp. No. 51, a Delaware corporation.
63. Toll Land Corp. No. 52, a Delaware corporation.
64. Toll Land Corp. No. 53, a Delaware corporation.
65. Toll Land Corp. No. 55, a Delaware corporation.
66. Toll Land Corp. No. 56, a Delaware corporation.
67. Toll Land Corp. No. 57, a Delaware corporation.
    (name changed to Toll Brothers Finance Corp 11/02)
68. Toll Land Corp. No. 58, a Delaware corporation.
69. Toll Land Corp. No. 59, a Delaware corporation.
70. Toll Land Corp. No. 60, a Delaware corporation.
71. Toll Management AZ Corp., a Delaware corporation.
72. Toll Management VA Corp., a Delaware corporation.
73. Toll MI GP Corp., a Michigan corporation.
74. Toll NH GP Corp., a New Hampshire corporation.
75. Toll NV GP Corp., a Nevada corporation.
76. Toll NC GP Corp., a North Carolina corporation.
77. Toll OH GP Corp., an Ohio corporation.
78. Toll PA GP Corp., a Pennsylvania corporation.
79. Toll PA II GP Corp., a Pennsylvania corporation.
80. Toll Peppertree, Inc., a New York corporation.
81. Toll Philmont Corporation, a Delaware corporation.
82. Toll Realty Holdings Corp. I, a Delaware corporation.
83. Toll Realty Holdings Corp. II, a Delaware corporation.

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84.  Toll Realty Holdings Corp. III, a Delaware corporation.
85.  Toll RI GP Corp., a Rhode Island corporation.
86.  Toll SC GP Corp., a South Carolina corporation.
87.  Toll TN GP Corp., a Tennessee corporation.
88.  Toll Turf, Inc., a Delaware corporation.
89.  Toll TX GP Corp., a Delaware corporation.
90.  Toll VA GP Corp., a Delaware corporation.
91.  Toll VA Member Two, Inc., a Delaware corporation.
92.  Toll Wood Corporation, a Delaware corporation.
93.  Toll YL, Inc., a California corporation.
94.  Valley Forge Conservation Holding GP Corp., a Pennsylvania corporation.
95.  Warren Chase, Inc., a Delaware corporation.
96.  Westminster Abstract Company, a Pennsylvania corporation.
97.  Westminster Insurance Agency, Inc., a Pennsylvania corporation.
98.  Westminster Mortgage Corporation, a Delaware corporation.
99.  Westminster Title Company, Inc., a California corporation.
100. Westminster Security Company, a New Jersey corporation.
101. Windsor Development Corp., a Pennsylvania corporation.

     B. Wholly-owned Partnerships

1.   Advanced Broadband, L.P., a Delaware limited partnership.
2.   Afton Chase, L.P., a Pennsylvania limited partnership.
3.   Audubon Ridge, L.P., a Pennsylvania limited partnership.
4.   BBCC Golf, L.P., a Pennsylvania limited partnership.
5.   BBCC Investments, LP, a Pennsylvania limited partnership.
6.   Beaumont Chase, L.P., a Pennsylvania limited partnership.
7.   Belmont Land, L.P., a Virginia limited partnership.
8.   Bennington Hunt, L.P., a New Jersey limited partnership.
9.   Bernards Chase, L.P., a New Jersey limited partnership.
10.  Binks Estates Limited Partnership, a Florida limited partnership.
11.  The Bird Estate Limited Partnership, a Massachusetts limited partnership.
12.  Blue Bell Country Club, L.P., a Pennsylvania limited partnership.
13.  Branchburg Ridge, L.P., a New Jersey limited partnership.
14.  Brandywine River Estates, L.P., a Pennsylvania limited partnership.
15.  Brass Castle Estates, L.P., a New Jersey limited partnership.
16.  Brentwood Investments, L.P., a Tennessee limited partnership.
17.  Bridle Estates, L.P., a Pennsylvania limited partnership.
18.  Broad Run Associates, L.P., a Pennsylvania limited partnership.
19.  Buckingham Woods, L.P., a Pennsylvania limited partnership.
20.  Bucks County Country Club, L.P., a Pennsylvania limited partnership.
21.  CC Estates Limited Partnership, a Massachusetts limited partnership.
22.  Calabasas View, L.P., a California limited partnership.
23.  Charlestown Hills, L.P., a New Jersey limited partnership.
24.  Cheltenham Estates Limited Partnership, a Michigan partnership.

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25.  Chesterbrooke Limited Partnership, a New Jersey limited partnership.
26.  Chesterfield Hunt, L.P., a New Jersey limited partnership.
27.  Cobblestones at Thornbury, L.P., a Pennsylvania limited partnership.
28.  Cold Spring Hunt, L.P., a Pennsylvania limited partnership.
29.  Coleman-Toll Limited Partnership, a Nevada limited partnership.
30.  Concord Chase, L.P., a Pennsylvania limited partnership.
31.  Cortlandt Chase, L.P., a New York limited partnership.
32.  Delray Limited Partnership, a Florida limited partnership.
33.  Dolington Estates, L.P., a Pennsylvania limited partnership.
34.  Dominion Country Club, L.P., a Virginia limited partnership.
35.  Eagle Farm Limited Partnership, a Massachusetts limited partnership.
36.  Edmunds-Toll Limited Partnership, an Arizona limited partnership.
37.  Eldorado Country Estates, L.P., a Texas limited partnership.
38.  Estates at Autumnwood, L.P., a Delaware limited partnership.
39. The Estates at Brooke Manor Limited Partnership, a Maryland limited partnership.
40.  Estates at Coronado Pointe, L.P., a California limited partnership.
41. The Estates at Potomac Glen Limited Partnership, a Maryland limited partnership.
42.  Estates at Princeton Junction, L.P., a New Jersey limited partnership.
43.  Estates at Rivers Edge, L.P., a Pennsylvania limited partnership.
44.  Estates at San Juan Capistrano, L.P., a California limited partnership.
45.  The Estates at Summit Chase, L.P., a California limited partnership.
46.  Fairfax Investment, L.P., a Virginia limited partnership.
47.  Fairfax Station Hunt, L.P., a Virginia limited partnership.
48.  Fair Lakes Chase, L.P., a Virginia limited partnership.
49.  Fairway Mews Limited Partnership, a New Jersey limited partnership.
50.  Farmwell Hunt, L.P., a Virginia limited partnership.
51.  First Brandywine Partners, L.P., a Delaware partnership.
52.  Franklin Oaks Limited Partnership, a Massachusetts limited partnership.
53.  Freehold Chase, L.P., a New Jersey limited partnership.
54.  Great Falls Hunt, L.P., a Virginia limited partnership.
55.  Great Falls Woods, L.P., a Virginia limited partnership.
56.  Greens at Waynesborough, L.P., a Pennsylvania limited partnership.
57.  Greenwich Chase, L.P., a New Jersey limited partnership.
58.  Greenwich Station, L.P., a New Jersey limited partnership.
59.  Hockessin Chase, L.P., a Delaware limited partnership.
60.  Holland Ridge, L.P., a New Jersey limited partnership.
61.  Holliston Hunt Limited Partnership, a Massachusetts limited partnership.
62.  Hopewell Hunt, L.P., a New Jersey limited partnership.
63.  Huckins Farm Limited Partnership, a Massachusetts limited partnership
64.  Hunter Mill, L.P., a Virginia limited partnership.
65.  Hunterdon Chase, L.P., a New Jersey limited partnership.
66.  Hunterdon Ridge, L.P., a New Jersey limited partnership.
67.  Huntington Estates Limited Partnership, a Connecticut limited partnership.
68.  Hurley Ridge Limited Partnership, a Maryland limited partnership.
69.  Independence Hill, L.P., a New Jersey limited partnership.

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70.  Kensington Woods Limited Partnership, a Massachusetts limited partnership.
71.  Knolls of Birmingham, L.P., a Pennsylvania corporation.
72.  Lakeridge, L.P., a Pennsylvania limited partnership.
73.  Lakeway Hills Properties, L.P., a Texas limited partnership.
74. Lake Village of Northville Limited Partnership, a Michigan limited partnership.
75.  Laurel Creek, L.P., a New Jersey limited partnership.
76.  Loudoun Valley Associates, L.P., a Virginia limited partnership.
77.  Mallard Lakes, L.P., a Texas limited partnership.
78.  Manalapan Hunt, L.P., a New Jersey limited partnership.
79.  Maple Creek Limited Partnership, a Michigan limited partnership.
80.  Marshallton Chase, L.P.. a Pennsylvania limited partnership.
81.  Mill Road Estates, L.P., a Pennsylvania limited partnership.
82.  Montgomery Chase, L.P., a New Jersey limited partnership.
83.  Montgomery Crossing, L.P., a New Jersey limited partnership.
84.  Montgomery Oaks, L.P., a New Jersey limited partnership.
85.  Moorestown Hunt, L.P., a New Jersey limited partnership.
86.  Mount Kisco Chase, L.P., a New York limited partnership.
87. NC Country Club Estates Limited Partnership, a North Carolina limited partnership.
88.  Newport Ridge Limited Partnership, a Michigan limited partnership.
89.  Newtown Chase Limited Partnership, a Connecticut limited partnership.
90.  Northampton Crest, L.P., a Pennsylvania limited partnership.
91.  Northampton Preserve, L.P., a Pennsylvania limited partnership.
92.  Patriots, L.P., a New Jersey limited partnership.
93.  The Preserve Limited Partnership, a North Carolina limited partnership.
94. The Preserve at Annapolis Limited Partnership, a Maryland limited partnership.
95.  Preserve at Boca Raton Limited Partnership, a Florida limited partnership.
96.  Preston Village Limited Partnership, a North Carolina limited partnership.
97.  Princeton Hunt, L.P., a New Jersey limited partnership.
98.  Providence Limited Partnership, a North Carolina limited partnership.
99.  Providence Hunt, L.P., a Pennsylvania limited partnership.
100. Providence Plantation Limited Partnership, a North Carolina limited partnership.
101. Regency at Dominion Valley, L.P., a Virginia limited partnership.
102. River Crossing, L.P., a Pennsylvania limited partnership.
103. Rolling Greens, L.P., a New Jersey limited partnership.
104. Rose Hollow Crossing Associates, a Pennsylvania limited partnership.
105. Rose Tree Manor, L.P., a Pennsylvania limited partnership.
106. Seaside Estates Limited Partnership., a Florida limited partnership.
107. Shrewsbury Hunt Limited Partnership, a Massachusetts limited partnership.
108. Silverman-Toll Limited Partnership, a Michigan limited partnership
109. Somers Chase, L.P., a New York limited partnership.
110. Somerset Development Limited Partnership, a North Carolina limited partnership.
111. South Riding, L.P., a Virginia limited partnership.
112. South Riding Partners, L.P., a Virginia limited partnership.
113. Southlake Woods, L.P., a Texas limited partnership.
114. Southport Landing Limited Partnership, a Connecticut limited partnership.

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115. Springton Pointe, L.P., a Pennsylvania limited partnership.
116. Stone Mill Estates, L.P. a Pennsylvania limited partnership.
117. Stoney Ford Estates, L.P., a Pennsylvania limited partnership.
118. Swedesford Chase, L.P., a Pennsylvania limited partnership.
119. TBI/Heron Bay Limited Partnership, a Florida limited partnership.
120. TBI/Naples Limited Partnership, a Florida limited partnership.
121. TBI/Palm Beach Limited Partnership, a Florida limited partnership.
122. TB Proprietary, L.P., a Delaware limited partnership
123. Tenby Hunt, L.P., a Delaware limited partnership.
124. Thornbury Knoll, L.P., a Pennsylvania limited partnership.
125. Timber Ridge Investment Limited Partnership, a Michigan limited partnership.
126. Toll Arbor Limited Partnership, a Michigan limited partnership.
127. Toll at Brier Creek Limited Partnership, a North Carolina limited partnership.
128. Toll at Daventry Park, L.P., an Ohio limited partnership.
129. Toll at Payne Ranch, L.P., a California limited partnership.
130. Toll at Potomac Woods L.P., a Virginia limited partnership.
131. Toll at Princeton Walk, L.P., a New Jersey limited partnership.
132. Toll at Westlake, L.P., a New Jersey limited partnership.
133. Toll at Whippoorwill, L.P., a New York limited partnership.
134. Toll Auburn Limited Partnership, a Michigan limited partnership.
135. Toll Bros. of Tennessee, L.P., a Tennessee limited partnership.
136. Toll Brothers Maryland II Limited Partnership, a Maryland limited partnership.
137. Toll CA, L.P., a California limited partnership.
138. Toll CA II, L.P.,  a California limited partnership.
139. Toll CA III, L.P., a California limited partnership.
140. Toll CA IV, L.P., a California limited partnership.
141. Toll CA V, L.P., a California limited partnership.
142. Toll CA VI, L.P., a California limited partnership.
143. Toll CO, L.P., a Colorado limited partnership.
144. Toll CT Limited Partnership, a Connecticut limited partnership.
145. Toll CT II Limited Partnership, a Connecticut limited partnership.
146. Toll CT Westport Limited Partnership, a Connecticut limited partnership.
147. Toll-Dublin, L.P., a California limited partnership.
148. Toll Estero Limited Partnership, a Florida limited partnership.
149. Toll Fairlane Limited Partnership, a Michigan limited partnership.
150. Toll FL Limited Partnership, a Florida limited partnership.
151. Toll Ft. Myers Limited Partnership, a Florida limited partnership.
152. Toll IL, L.P., an Illinois limited partnership.
153. Toll IL II, L.P., an Illinois limited partnership.
154. Toll IL III, L.P., an Illinois limited partnership.
155. Toll IL HWCC, L.P., an Illinois limited partnership.
156. Toll Lake Village Limited Partnership, a Michigan limited partnership.
157. Toll Land Limited Partnership, a Connecticut limited partnership.
158. Toll Land IV Limited Partnership, a New Jersey limited partnership.
159. Toll Land V Limited Partnership, a New York limited partnership.

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160. Toll Land VI Limited Partnership, a New York limited partnership.
161. Toll Land VII Limited Partnership, a New York limited partnership.
162. Toll Land VIII Limited Partnership, a New York limited partnership.
163. Toll Land IX Limited Partnership, a Virginia limited partnership.
164. Toll Land X Limited Partnership, a Virginia limited partnership.
165. Toll Land XI Limited Partnership, a New Jersey limited partnership.
166. Toll Land XII Limited Partnership, a New York limited partnership.
167. Toll Land XIII Limited Partnership, a New York limited partnership.
168. Toll Land XIV Limited Partnership, a New York limited partnership.
169. Toll Land XV Limited Partnership, a Virginia limited partnership.
170. Toll Land XVI Limited Partnership, a New Jersey limited partnership.
171. Toll Land XVII Limited Partnership, a Connecticut limited partnership.
172. Toll Land XVIII Limited Partnership, a Connecticut limited partnership.
173. Toll Land XIX Limited Partnership, a California limited partnership.
174. Toll Land XX Limited Partnership, a California limited partnership.
175. Toll Land XXI Limited Partnership, a Virginia limited partnership.
176. Toll Land XXII Limited Partnership, a California limited partnership.
177. Toll Land XXIII Limited Partnership, a California limited partnership.
178. Toll Land XXV Limited Partnership, a New Jersey limited partnership.
179. Toll Land XXVI Limited Partnership, an Ohio limited partnership.
180. Toll Land XXVII Limited Partnership, a Delaware limited partnership.
181. Toll MD Limited Partnership, a Maryland limited partnership.
182. Toll MD II Limited Partnership, a Maryland limited partnership.
183. Toll MD III Limited Partnership, a Maryland limited partnership.
184. Toll MD IV Limited Partnership, a Maryland limited partnership.
185. Toll MI Limited Partnership, a Michigan limited partnership.
186. Toll MI II Limited Partnership, a Michigan limited partnership.
187. Toll MI III Limited Partnership, a Michigan limited partnership.
188. Toll Naples Limited Partnership, a Florida limited partnership.
189. Toll Naval Associates, a Pennsylvania general partnership.
190. Toll NH Limited Partnership, a New Hampshire limited partnership.
191. Toll NJ, L.P., a New Jersey limited partnership.
192. Toll NJ II, L.P., a New Jersey limited partnership.
193. Toll NJ III, L.P., a New Jersey limited partnership.
194. Toll NJ IV, L.P., a New Jersey limited partnership.
195. Toll NJ V, L.P., a New Jersey limited partnership.
196. Toll NJ VI, L.P., a New Jersey limited partnership.
197. Toll Northville Limited Partnership, a Michigan limited partnership.
198. Toll Northville Golf Limited Partnership, a Michigan limited partnership.
199. Toll NV Limited Partnership, a Nevada limited partnership.
200. Toll PA, L.P., a Pennsylvania limited partnership.
201. Toll PA II, L.P., a Pennsylvania limited partnership.
202. Toll PA III, L.P., a Pennsylvania limited partnership.
203. Toll PA IV, L.P., a Pennsylvania limited partnership.
204. Toll PA V, L.P., a Pennsylvania limited partnership.


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205. Toll PA VI, L.P., a Pennsylvania limited partnership.
206. Toll PA VII, L.P., a Pennsylvania limited partnership.
207. Toll Peppertree, L.P., a New York limited partnership.
208. Toll Real Estate Holdings I Limited Partnership, a Michigan limited partnership.
209. Toll Real Estate Holdings II Limited Partnership, a Michigan limited partnership.
210. Toll Reston Associates, L.P., a Delaware limited partnership.
211. Toll RI, L.P., a Rhode Island limited partnership.
212. Toll SC, L.P., a South Carolina limited partnership.
213. Toll TX, L.P., a Texas limited partnership.
214. Toll TX II, L.P., a Texas limited partnership.
215. Toll VA, L.P., a Virginia limited partnership.
216. Toll VA II, L.P., a Virginia limited partnership.
217. Toll VA III, L.P., a Virginia limited partnership.
218. Toll VA IV, L.P., a Virginia limited partnership.
219. Toll VA V, L.P., a Virginia limited partnership.
220. Toll Venice Limited Partnership, a Florida limited partnership.
221. Toll Village of Northville Limited Partnership, a Michigan limited partnership.
222. Toll YL, L.P., a California limited partnership.
223. Toll YL II, L.P., a California limited partnership.
224. Trumbull Hunt Limited Partnership, a Connecticut limited partnership.
225. Uwchlan Woods, L.P., a Pennsylvania limited partnership.
226. Valley Forge Conservation Holding, L.P., a Pennsylvania limited partnership.
227. Valley Forge Woods, L.P., a Pennsylvania limited partnership.
228. Valley View Estates Limited Partnership, a Massachusetts limited partnership.
229. Waldon Preserve Limited Partnership, a Michigan limited partnership.
230. Warwick Greene, L.P., a Pennsylvania limited partnership.
231. Warwick Woods, L.P., a Pennsylvania limited partnership.
232. Washington Greene Development, L.P., a New Jersey limited partnership.
233. West Amwell Limited Partnership, a New Jersey limited partnership.
234. Whiteland Woods, L.P., a Pennsylvania limited partnership.
235. Wichita Chase, L.P., a Texas limited partnership.
236. Willowdale Crossing, L.P., a Pennsylvania limited partnership.
237. Wilson Concord, L.P., a Tennessee limited partnership.
238. Woodbury Estates, L.P., a New Jersey limited partnership.
239. The Woods at Highland Lakes, L.P., an Ohio limited partnership.
240. The Woods at Long Valley, L.P., a New Jersey limited partnership.
241. The Woods at Muddy Branch Limited Partnership, a Maryland limited partnership.
242. Wrightstown Hunt, L.P., a Pennsylvania limited partnership.
243. Yardley Estates, L.P., a Pennsylvania limited partnership.

     C. Finance Partnerships.

1.   Toll Brothers Finance Co., a New Jersey general partnership.
2.   TBI Finance Co. II, a New Jersey general partnership.


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     D. Business Trust.

1.   First Brandywine Business Trust, a Delaware business trust.


     E. Limited Liability Companies

1.   Belmont Country Club I LLC, a Virginia limited liability company.
2.   Belmont Country Club II LLC, a Virginia limited liability company.
3.   Big Branch Overlook L.L.C., a Maryland limited liability company.
4.   Brier Creek Country Club I LLC, a North Carolina limited liability company.
5. Brier Creek Country Club II LLC, a North Carolina limited liability company.
6.   C.B.A.Z. Construction Company LLC, an Arizona limited liability company.
7.   C.B.A.Z. Holding Company LLC, a Delaware limited liability company.
8.   Creeks Farm L.L.C., a Maryland limited liability company.
9.   Dominion Valley Country Club I LLC, a Virginia limited liability company.
10.  Dominion Valley Country Club II LLC, a Virginia limited liability company.
11.  ELB Investments I LLC, an Illinois limited liability company.
12.  ELB Investments II LLC, an Illinois limited liability company.
13.  FC Investments I LLC, a Massachusetts limited liability company.
14.  FC Investments II LLC, a Massachusetts limited liability company.
15.  Feys Property LLC, a Maryland limited liability company.
16.  First Brandywine LLC I, a Delaware limited liability company.
17.  First Brandywine LLC II, a Delaware limited liability company.
18.  Frenchman's Reserve Realty, LLC, a Florida limited liability company.
19. Golf I Country Club Estates at Moorpark LLC, a California limited liability company.
20. Golf II Country Club Estates at Moorpark LLC, a California limited liability company.
21.  High Pointe at Hopewell, LLC, a New Jersey limited liability company.
22.  HOA Broadband I, LLC, a Delaware limited liability company.
23.  HOA Broadband II, LLC, a Delaware limited liability company.
24.  Hunt's Bluff LLC, a Maryland limited liability company.
25. Integrity Management Services LLC, a Pennsylvania limited liability company.
26.  KTM Venture, LLC, an Illinois limited liability company.
27.  Long Meadows TBI, LLC, a Maryland limited liability company.
28. Martin County Improvement Association LLC, a Florida limited liability company.
29.  Mizner Realty, L.L.C., a Florida limited liability company.
30.  Mountain View Country Club I LLC, a California limited liability company.
31.  Mountain View Country Club II LLC, a California limited liability company.
32.  Naples Lakes Country Club, L.L.C., a Florida limited liability company.
33.  Naples TBI Realty, LLC, a Florida limited liability company.
34.  Northville Hills Golf Club L.L.C., a Michigan limited liability company.
35. Northville Lake Village Apartments Limited Liability Company, a Michigan limited liability company.
36.  Nosan & Silverman Homes L.L.C., a Michigan limited liability company.
37.  Palm Cove Golf & Yacht Club I LLC, a Florida limited liability company.
38.  Palm Cove Golf & Yacht Club II LLC, a Florida limited liability company.

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39.  Palm Cove Marina I LLC, a Florida limited liability company.
40.  Palm Cove Marina II LLC, a Florida limited liability company.
41.  Regency at Denville, LLC, a New Jersey limited liability company.
42.  Regency at Dominion Valley LLC, a Virginia limited liability company.
43.  The Regency Golf Club I LLC, a Virginia limited liability company.
44.  The Regency Golf Club II LLC, a Virginia limited liability company.
45.  RiverCrest Sewer Company, LLC, a Pennsylvania limited liability company.
46.  Sapling Ridge, LLC, a Maryland limited liability company.
47.  South Riding Realty LLC, a Virginia limited liability company.
48.  SR Amberlea LLC, a Virginia limited liability company.
49.  Toll Brothers Realty Michigan II LLC, a Michigan limited liability company.
50.  Toll Cedar Hunt LLC, a Virginia limited liability company.
51.  Toll-Dublin, LLC, a California limited liability company.
52.  Toll Equipment, L.L.C., a Delaware limited liability company.
53.  Toll Landscape, L.L.C., a Delaware limited liability company.
54.  Toll NJ I, L.L.C., a New Jersey limited liability company.
55.  Toll NJ II, L.L.C., a New Jersey limited liability company.
56.  Toll NJ X, LLC, a New Jersey limited liability company.
57.  Toll Nursery, L.L.C., a Delaware limited liability company.
58. Toll Brothers Realty Michigan II, L.L.C., a Michigan limited liability company.
59.  Toll Realty L.L.C., a Florida limited liability company.
60.  Toll Reston Associates, L.L.C., a Delaware limited liability company.
61.  Toll Technology Investments, L.L.C., a Delaware limited liability company.
62.  Toll Turf Management, L.L.C., a Delaware limited liability company.
63.  Toll VA L.L.C., a Delaware limited liability company.
64.  Toll VA III L.L.C., a Virginia limited liability company.
65.  Virginia Construction Co. I, LLC, a Virginia limited liability company.
66.  Virginia Construction Co. II, LLC, a Virginia limited liability company.